UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: January 6, 2023
(Date of earliest event reported)

EARTHSTONE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35049	84-0592823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1400 Woodloch Forest Drive, Suite 300
The Woodlands, Texas 77380
(Address of principal executive offices) (Zip Code)
(281) 298-4246
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	ESTE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2023, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Earthstone Energy, Inc. (the “Company”), approved (i) a form of performance restricted stock unit award agreement based on the Company’s annualized total shareholder return for executive officers (the “Annualized PRSU Agreement”) that are granted performance restricted stock units (“PRSUs”) pursuant to the Company’s Amended and Restated 2014 Long-Term Incentive Plan (as amended, the “Plan”); (ii) a form of performance restricted stock unit award agreement based on the Company’s relative total shareholder return for executive officers (the “Relative PRSU Agreement”) that are granted PRSUs pursuant to the Plan; (iii) a form of restricted stock unit agreement for executive officers (the “RSU Agreement”) that are granted restricted stock units (“RSUs”) pursuant to the Plan; and (iv) a form of restricted stock unit agreement for non-employee directors (the “Director RSU Agreement”) that are granted RSUs pursuant to the Plan.

The description of the forms of Annualized PRSU Agreement, Relative PRSU Agreement, RSU Agreement and Director RSU Agreement contained in this Item 5.02 do not purport to be complete and are qualified in their entireties by reference to the forms of Annualized PRSU Agreement, Relative PRSU Agreement, RSU Agreement and Director RSU Agreement included as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Also, on January 6, 2023, the Board approved the Earthstone Energy, Inc. Second Amended and Restated Change in Control and Severance Benefit Plan (the “Amended Plan”), as recommended by the Committee, which provides for severance benefits to the Company’s named executive officers (and certain other officers and key employees), including: Frank A. Lodzinski, Robert J. Anderson (collectively, the “Tier 1 NEOs”), and Steven C. Collins, Mark Lumpkin, Jr., Timothy D. Merrifield and Tony Oviedo (collectively, the “Tier 2 NEOs”). The Amended Plan replaces the Company’s previous Amended and Restated Change of Control and Severance Benefit Plan that was adopted effective January 27, 2021.

Pursuant to the Amended Plan, following a Change in Control (as such term is defined in the Amended Plan) and during the “protection period,” which period extends from the date of the Change in Control until the date 24 months following the occurrence of a Change in Control, if the Tier 1 NEO’s employment is terminated by the Company without Cause (as such term is defined in the Amended Plan) or by the Tier 1 NEO for a CIC Good Reason (as such term is defined in the Amended Plan), the Tier 1 NEO is entitled to (1) 300% of the executive’s annual base salary; (2) 300% of the greatest of (i) the executive’s annual bonus during the prior year, (ii) the executive’s annual bonus two years prior to termination date, and (iii) the executive’s current target bonus (the “AIP Amount”); (3) 100% of the executive’s pro-rated AIP Amount (based on the number of days employed during the year of termination); and (4) reimbursement of 24 months of health benefits.

Pursuant to the Amended Plan, following the Tier 1 NEO’s death or disability, the Tier 1 NEO would be entitled to (1) 150% of the executive’s annual base salary; (2) 150% of the executive’s AIP Amount; and (3) reimbursement of 18 months of health benefits.

Pursuant to the Amended Plan, if the Tier 1 NEO’s employment with the Company is terminated by the Company without Cause or by the Tier 1 NEO for a Good Reason (as such term is defined in the Amended Plan) and not during the applicable protection period, the Tier 1 NEO is entitled to receive (1) 200% of the executive’s annual base salary, (2) 200% of the executive’s pro-rated AIP Amount (based on the number of days employed during the year of termination), and (3) reimbursement of 18 months of health benefits.

Pursuant to the Amended Plan, following a Change in Control and during the “protection period,” which period extends from the date of the Change in Control until the date 18 months following the occurrence of a Change in Control, if the Tier 2 NEO’s employment is terminated by the Company without Cause or by the Tier 2 NEO for a CIC Good Reason, the Tier 2 NEO is entitled to (1) 200% of the executive’s annual base salary; (2) 200% of the executive’s AIP Amount; (3) 100% of the executive’s pro-rated AIP Amount (based on the number of days employed during the year of termination); and (4) reimbursement of 18 months of health benefits.

Pursuant to the Amended Plan, following the Tier 2 NEO’s death or disability, the Tier 2 NEO would be entitled to (1) 100% of the executive’s annual base salary; (2) 100% of the executive’s AIP Amount; and (3) reimbursement of 12 months of health benefits.

Pursuant to the Amended Plan, if the Tier 2 NEO’s employment with the Company is terminated by the Company without Cause or by the Tier 2 NEO for a Good Reason and not during the applicable protection period, the Tier 2 NEO is entitled to receive (1) 100% of the executive’s annual base salary, (2) 100% of the executive’s pro-rated AIP Amount (based on the number of days employed during the year of termination), and (3) reimbursement of 12 months of health benefits.

Entitlement to the above benefits is conditioned on the timely execution of a general release in the form and substance approved by the Committee.

The description of the Amended Plan contained in this Item 5.02 does not purport to be complete and is qualified in its entirety by reference to the Amended Plan included as Exhibit 10.5 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
10.1	Form of Performance Restricted Stock Unit Agreement (Annualized TSR).
10.2	Form of Performance Restricted Stock Unit Agreement (Relative TSR).
10.3	Form of Restricted Stock Unit Agreement.
10.4	Form of Restricted Stock Unit Agreement (non-employee director).
10.5	Earthstone Energy, Inc. Second Amended and Restated Change in Control and Severance Benefit Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHSTONE ENERGY, INC.

Date:	January 12, 2023	By:	/s/ Tony Oviedo
Tony Oviedo
Executive Vice President - Accounting and Administration